SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 20, 2001



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    0-20879                   95-4580642
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(State or other jurisdiction      (Commission File          (IRS Employer
 of incorporation)                 Number)                   Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated March 20, 2001, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7. Financial Statements And Exhibits.
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     (c) Exhibits.
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                                  Exhibit Index

Exhibit
Number            Description
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99.1              Press release dated March 20, 2001.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 21, 2001                  PYR ENERGY CORPORATION



                                      By: /s/ Andrew P. Calerich
                                      ------------------------------------------
                                      Andrew P. Calerich
                                      Vice President and Chief Financial Officer